RIVERNORTH OPPORTUNISTIC MUNICIPAL INCOME FUND, INC.
SCHEDULE OF INVESTMENTS
September 30, 2020 (Unaudited)

Shares/Description		Value
CLOSED-END FUNDS (59.99%)
218,120	AllianceBernstein National Municipal Income Fund, Inc.	$3,040,593
98,712	BlackRock California Municipal Income Trust	1,302,011
179,555	BlackRock Municipal Income Quality Trust	2,556,863
79,935	BlackRock MuniHoldings California Quality Fund, Inc.	1,117,491
186,041	BlackRock MuniHoldings New York Quality Fund, Inc.	2,504,112
27,300	BlackRock MuniHoldings Quality Fund II, Inc.	347,802
6,828	BlackRock MuniHoldings Quality Fund, Inc.	87,945
77,936	BlackRock MuniYield New York Quality Fund, Inc.	989,787
32,515	BlackRock MuniYield Quality Fund II, Inc.	425,296
483,722	BlackRock MuniYield Quality Fund III, Inc.	6,501,224
206,810	DTF Tax-Free Income, Inc.	2,986,336
448,170	Eaton Vance Municipal Bond Fund	5,902,399
3,500	Eaton Vance New York Municipal Income Trust	44,800
512,766	Invesco Municipal Opportunity Trust	6,266,001
122,264	Invesco Quality Municipal Income Trust	1,511,183
953,268	Nuveen AMT-Free Quality Municipal Income Fund	13,669,863
384,449	Nuveen California Quality Municipal Income Fund	5,597,577
378,054	Nuveen Dividend Advantage Municipal Income Fund	5,920,326
175,270	Nuveen Georgia Quality Municipal Income Fund	2,138,294
51,034	Nuveen Maryland Quality Municipal Income Fund	671,607
32,258	Nuveen New Jersey Municipal Value Fund	445,160
272,110	Nuveen New York AMT-Free Quality Municipal Income Fund	3,499,335
70,029	Nuveen New York Municipal Value Fund 2	1,036,429
46,669	Nuveen New York Quality Municipal Income Fund	637,965
888,026	Nuveen Quality Municipal Income Fund	12,894,138
338,910	Putnam Municipal Opportunities Trust	4,395,663

TOTAL CLOSED-END FUNDS
(Cost $79,602,783)		86,490,200

Principal Amount/Description		Rate	Maturity	Value
MUNICIPAL BONDS (83.96%)
California (14.91%)
$4,500,000	Coast Community College District, General Obligation Unlimited Bonds(a)	4.50%	08/01/39	$5,419,665
1,450,000	Folsom Cordova Unified School District, General Obligation Unlimited Bonds(a)	4.00%	10/01/44	1,623,115
5,500,000	Livermore Valley Joint Unified School District, General Obligation Unlimited Bonds(a)	4.00%	08/01/46	6,124,690
5,000,000	Los Angeles Unified School District, General Obligation Unlimited Bonds(a)	5.25%	07/01/42	6,237,700
2,100,000	University of California, Revenue Bonds(b)	0.34%	05/15/48	2,100,000
				21,505,170
Colorado (8.96%)
4,000,000	City & County of Denver Co. Airport System Revenue, Revenue Bonds(a)	5.25%	12/01/43	4,818,680

Principal Amount/Description		Rate	Maturity	Value
Colorado (continued)
$2,920,000	Colorado Health Facilities Authority, Revenue Bonds(a)	4.00%	11/15/43	$3,337,881
4,420,000	Regional Transportation District, Certificate Participation Bonds(a)	4.50%	06/01/44	4,768,075
				12,924,636
Florida (6.27%)
7,430,000	County of Miami-Dade FL, General Obligation Unlimited Bonds(a)	5.00%	07/01/45	9,036,217

Georgia (1.99%)
2,500,000	Brookhaven Development Authority, Revenue Bonds(a)	4.00%	07/01/44	2,867,675

Hawaii (6.63%)
7,650,000	City & County of Honolulu HI, General Obligation Unlimited Bonds(a)	5.00%	09/01/42	9,555,309

Illinois (16.18%)
3,385,000	City of Chicago IL, General Obligation Unlimited Bonds	5.50%	01/01/33	3,569,584
8,125,000	County of Will IL, General Obligation Unlimited Bonds(a)	5.00%	11/15/45	9,563,694
2,500,000	Illinois State Toll Highway Authority, Revenue Bonds(a)	4.00%	01/01/44	2,835,125
5,000,000	Macon County School District No 61 Decatur, General Obligation Unlimited Bonds(a)	4.00%	12/01/36	5,744,550
1,500,000	State of Illinois, General Obligation Unlimited Bonds	5.00%	11/01/25	1,613,250
				23,326,203
Michigan (7.12%)
4,915,000	Detroit Downtown Development Authority, Tax Allocation Bonds(a)	5.00%	07/01/43	5,516,449
4,000,000	Michigan Finance Authority, Revenue Bonds(a)	5.25%	12/01/41	4,752,800
				10,269,249
Nevada (1.61%)
2,000,000	Las Vegas Convention & Visitors Authority, Revenue Bonds	5.00%	07/01/43	2,315,900

New York (13.81%)
5,000,000	City of New York NY, General Obligation Unlimited Bonds(a)	5.25%	03/01/35	6,202,600
3,750,000	Metropolitan Transportation Authority, Revenue Bonds	5.00%	11/15/41	4,467,263
4,000,000	New York Power Authority, Revenue Bonds(a)	4.00%	11/15/45	4,684,200
3,750,000	Triborough Bridge & Tunnel Authority, Revenue Bonds(a)	5.00%	11/15/43	4,563,562
				19,917,625

Principal Amount/Description		Rate	Maturity	Value
Oklahoma (3.25%)
$4,000,000	Oklahoma City Airport Trust, Revenue Bonds(a)	5.00%	07/01/43	$4,680,520

Pennsylvania (3.23%)
3,750,000	Pennsylvania State University, Revenue Bonds(a)	5.00%	09/01/43	4,660,013

TOTAL MUNICIPAL BONDS
(Cost $111,490,758)				121,058,517

Shares/Description		Value
SHORT-TERM INVESTMENTS (3.07%)
4,424,925	BlackRock Liquidity Funds MuniCash (7 Day Yield 0.01%)	$4,425,810

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,425,810)		4,425,810

TOTAL INVESTMENTS (147.02%)
(Cost $195,519,351)		$211,974,527

Floating Rate Note Obligations (-48.23%)(c)		(69,540,000)
Other Assets In Excess Of Liabilities (1.21%)		1,746,828
NET ASSETS (100.00%)		$144,181,355

(a)	All or a portion of the principal amount transferred to a Tender Option Bond ("TOB") issuer in exchange for TOB Residuals and cash.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Face value of Floating Rate Notes issued in TOB transactions.

Futures Contracts Sold:

	Contracts	Expiration	Notional	Value and Unrealized
Description	(Short)	Date	Value	Appreciation/(Depreciation)
US 10 YR Note Future	(200)	December 2020	$27,906,250	$(80,180)
US Long Bond Future	(120)	December 2020	21,153,750	(42,469)
			$49,060,000	$(122,649)

See Notes to Quarterly Schedule of Investments

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	September 30, 2020 (Unaudited)

1. ORGANIZATION

RiverNorth Opportunistic Municipal Income Fund, Inc. (the “Fund”) was organized as a Maryland corporation on July 16, 2018, pursuant to an Articles of Incorporation, which was amended and restated on October 19, 2018 (“Articles of Incorporation”). The Fund had no operations until October 25, 2018 (commencement of operations), other than those related to organizational matters and the registration of its shares under applicable securities laws.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Articles of Incorporation permit the Board of Directors (the “Board” or “Directors”) to authorize and issue fifty million shares of common stock with $0.0001 par value per share. The Fund is considered an investment company and therefore follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards codification Topic 946 Financial Services – Investment Companies.

The Fund will terminate on or before October 25, 2030; provided, that if the Board of Directors believes that under then-current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date once for up to one year, and once for an additional six months. The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders.

The Fund’s investment adviser is RiverNorth Capital Management, LLC (the “Adviser”) and the Fund’s sub-adviser is MacKay Shields, LLC (the “Sub-adviser”). The Fund’s investment objective is to seek current income exempt from regular U.S. federal income taxes (but which may be includable in taxable income for purposes of the Federal alternative minimum tax). The Fund’s secondary investment objective is total return.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“U.S. GAAP”). The financial statements are prepared in accordance with U.S. GAAP, which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities. The financial statements have been prepared as of the close of the New York Stock Exchange (“NYSE”) on September 30, 2020.

The Fund invests in closed end funds, each of which has its own investment risks. Those risks can affect the value of the Fund's investments and therefore the value of the Fund's shares. To the extent that the Fund invests more of its assets in one closed end fund than in another, the Fund will have greater exposure to the risks of that closed end fund.

Security Valuation: The Fund’s investments are generally valued at their fair value using market quotations. If a market value quotation is unavailable a security may be valued at its estimated fair value as described in Note 3.

Security Transactions and Investment Income: The Fund follows industry practice and records securities transactions on the trade date basis. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date, and interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method over the life of the respective securities.

3. SECURITIES VALUATION AND FAIR VALUE Measurements

Fair value is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. U.S. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including using such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	September 30, 2020 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or the Sub-Adviser believes such prices more accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, Sub-Adviser, or valuation committee in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including short-term investments, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be classified as Level 1 securities.

Fixed income securities, including municipal bonds, are normally valued at the mean between the closing bid and asked prices provided by independent pricing services. Prices obtained from independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. These securities will be classified as Level 2 securities.

Futures contracts are normally valued at the final settlement price or official closing price provided by independent pricing services.

In accordance with the Fund’s good faith pricing guidelines, the Adviser, Sub-Adviser, or valuation committee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser, Sub-Adviser, or valuation committee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) discounted cash flow models; (iii) weighted average cost or weighted average price; (iv) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (v) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s, a Sub-Adviser’s, or the valuation committee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or a Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	September 30, 2020 (Unaudited)

Good faith pricing may also be used in instances when the bonds in which the Fund invests default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at September 30, 2020 in valuing the Fund’s assets:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Closed-End Funds	$86,490,200	$–	$–	$86,490,200
Municipal Bonds	–	121,058,517	–	121,058,517
Short-Term Investments	4,425,810	–	–	4,425,810
Total	$90,916,010	$121,058,517	$–	$211,974,527

Other Financial Instruments**
Liabilities:
Future Contracts	$(122,649)	$–	$–	$(122,649)
Total	$(122,649)	$–	$–	$(122,649)

*	Refer to the Fund’s Schedule of Investments for a listing of securities by type.
**	Other financial instruments are derivative instruments reflected in the Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the year.

4. Derivative Financial Instruments

The following discloses the Fund’s use of derivative instruments. The Fund’s investment objective not only permits the Fund to purchase investment securities, but also allow the fund to enter into various types of derivative contracts such as futures. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors: In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Interest Rate Risk: Interest rate risk relates to the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates.

Risk of Investing in Derivatives

The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

RiverNorth Opportunistic Municipal Income Fund, Inc.
Notes to Quarterly Schedule of Investments	September 30, 2020 (Unaudited)

Futures

The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a fund from liquidating an unfavorable position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, a fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The Fund is party to certain enforceable master netting arrangements, which provide for the right of offset under certain circumstances, such as the event of default.

When a purchase or sale of a futures contract is made by a fund, the fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the fund but instead is a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.